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Exhibit 99

EXECUTION COPY

          WAIVER AND AGREEMENT dated as of October 25, 2002 (this "Agreement"), to the Credit Agreement dated as of February 12, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Magellan Health Services, Inc., a Delaware corporation (the "Parent Borrower"); Charter Behavioral Health System of New Mexico, Inc., a New Mexico corporation; Merit Behavioral Care Corporation, a Delaware corporation; each other wholly owned domestic subsidiary of the Parent Borrower that becomes a "Subsidiary Borrower" pursuant to Section 2.23 of the Credit Agreement (each, a "Subsidiary Borrower" and, collectively, the "Subsidiary Borrowers" (such term is used herein as modified in Article I of the Credit Agreement); the Parent Borrower and the Subsidiary Borrowers are collectively referred to herein as the "Borrowers"); the Lenders (as defined in Article I of the Credit Agreement); JPMorgan Chase Bank, formerly The Chase Manhattan Bank, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, as collateral agent (in such capacity, the "Collateral Agent") for the Lenders and as an issuing bank (in such capacity, an "Issuing Bank"); Wachovia Bank, National Association, formerly First Union National Bank, a national banking association, as syndication agent (in such capacity, the "Syndication Agent") for the Lenders and as an issuing bank (in such capacity, an "Issuing Bank"); and Credit Lyonnais New York Branch, a licensed branch of a bank organized and existing under the laws of the Republic of France, as documentation agent (in such capacity, the "Documentation Agent") for the Lenders and as an issuing bank (in such capacity, an "Issuing Bank" and, together with JPMorgan Chase Bank and Wachovia Bank, National Association, each in its capacity as an issuing bank, the "Issuing Banks").

        A.    The Lenders and the Issuing Banks have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

        B.    The Parent Borrower has requested that the Required Lenders grant a waiver of any Event of Default that may exist or occur as a result of any failure by the Borrowers to comply with any of the financial covenant requirements for the period ending September 30, 2002, as set forth in Sections 6.10, 6.11 and 6.12 of the Credit Agreement, and the Required Lenders are willing so to grant such waiver, on the terms and subject to the conditions set forth herein.

        C.    Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

        Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.    Waivers.    (a) The Lenders hereby waive any Event of Default arising directly as a result of the failure of the Borrowers to comply with the requirement of Section 6.10 of the Credit Agreement that the Borrowers not permit the Interest Expense Coverage Ratio to be less than 1.95 to 1.00 as tested at September 30, 2002.

          (b)  The Lenders hereby waive any Event of Default arising directly as a result of the failure of the Borrowers to comply with the requirement of Section 6.11 of the Credit Agreement that the Borrowers not permit the Leverage Ratio to be more than 5.00 to 1.00 as tested at September 30, 2002.

          (c)  The Lenders hereby waive any Event of Default arising directly as a result of the failure of the Borrowers to comply with the requirement of Section 6.12 of the Credit Agreement that the Borrowers not permit the Senior Debt Ratio to be more than 2.25 to 1.00 as tested at September 30, 2002.

          (d)  The waivers provided for in paragraphs (a), (b) and (c) above shall terminate and expire at 11:59 p.m., New York City time, on December 31, 2002, and at all times thereafter the Credit Agreement shall apply in all respects, and the Administrative Agent and the Lenders shall have all such rights and remedies, as if such waivers had never been granted. The period commencing on September 30, 2002, through and including December 31, 2002, is referred to herein as the "Waiver Period".

          SECTION 2.    Agreements.    (a)    Each of the Borrowers and the Lenders agrees that, notwithstanding the provisions of Section 2.01(b) and (c) and Section 2.24(a) of the Credit Agreement, during the Waiver Period, the Lenders will not be obligated to make any Revolving Loan or Swingline Loan to the extent (i) the sum of (x) the amount of such Revolving Loan or Swingline Loan, (y) the amount of Available Unrestricted Cash (as hereinafter defined) as set forth on the Consolidated Magellan Cash Flow Statement (as hereinafter defined) most recently delivered to the Lenders and (z) the amount by which then outstanding Revolving Loans and Swingline Loans (not including the Revolving Loans or Swingline Loan then being requested) exceeds $45,000,000 would exceed (ii) $20,000,000. Each of the Borrowers and the Lenders agrees that, notwithstanding the provisions set forth in Section 2.02(a) of the Credit Agreement, during the Waiver Period, each Revolving Loan shall be in an aggregate principal amount that is an integral multiple of $100,000 and not less than $3,000,000 (or, if less, the entire amount then available for a Borrowing as provided herein, provided that any Borrowing of an amount less than $3,000,000 shall be an ABR Borrowing).

          (b)  Each of the Borrowers and the Lenders agrees that, notwithstanding the provisions set forth in the definition of the term "Applicable Percentage" in Section 1.01 of the Credit Agreement, during the Waiver Period, the "Eurodollar Spread", "ABR Spread" and "Fee Percentage", in each case as used in the definition of the term "Applicable Percentage", shall be 3.50%, 2.50% and 1.00%, respectively.

          (c)  Each of the Borrowers and the Lenders agrees that, notwithstanding the provisions set forth in the definition of the term "Asset Sale" in Section 1.01 of the Credit Agreement, during the Waiver Period, any sales, transfers or other dispositions of Real Estate for Sale in one transaction or a series of related transactions having an aggregate value in excess of $200,000 shall be deemed to be an "Asset Sale" for purposes of Section 2.13(a) of the Credit Agreement.

          (d)  Each of the Borrowers and the Lenders agrees that, notwithstanding the provisions of Section 2.06(a) and (b) of the Credit Agreement, during the Waiver Period, (i) the interest rate spreads set forth in Section 2.06(a) of the Credit Agreement with respect to Tranche B Term Loans and Tranche C Term Loans shall be 3.25% and 3.50%, respectively, and (ii) the interest rate spreads set forth in Section 2.06(b) of the Credit Agreement with respect to Tranche B Term Loans and Tranche C Term Loans shall be 4.25% and 4.50%, respectively.

          (e)  Each of the Borrowers and the Lenders agrees that, notwithstanding the provisions of Section 2.13(a) of the Credit Agreement, during the Waiver Period, the reference to "$2,500,000" in Section 2.13(a) of the Credit Agreement shall be deemed to be "$1,000,000".

          (f)    Each of the Borrowers and the Lenders agrees that, notwithstanding the provisions of Section 2.13(c) of the Credit Agreement, during the Waiver Period, the reference to "$5,000,000" in Section 2.13(c) of the Credit Agreement shall be deemed to be "$1,000,000".

          (g)  Each of the Borrowers and the Lenders agrees that, notwithstanding the provisions of Section 2.13(d) of the Credit Agreement, during the Waiver Period, the reference to "$5,000,000" in Section 2.13(d) of the Credit Agreement shall be deemed to be "$1,000,000".

          SECTION 3.    Prohibition on Certain Transactions.    During the Waiver Period, the Borrowers will not, and will not cause or permit any of the Subsidiaries (other than the Subsidiary

  Non-Guarantors, except with respect to Section 6.01) to, effect any transaction that would be permitted by:

            (a)  paragraphs (d), (i), (j) and (k) of Section 6.01 of the Credit Agreement;

            (b)  paragraphs (c) and (e) of Section 6.01 of the Credit Agreement to the extent the aggregate amount of Indebtedness incurred during the Waiver Period and remaining outstanding under paragraphs (c), (e) and (f) of Section 6.01 would exceed $10,000,000 at any time;

            (c)  paragraph (k) of Section 6.02 of the Credit Agreement;

            (d)  paragraph (r) of Section 6.02 of the Credit Agreement to the extent such Liens would apply to any assets other than Restricted Cash (as used herein, "Restricted Cash" shall mean, at any time, cash or cash equivalents held by the Parent Borrower and its Subsidiaries that, in accordance with GAAP and otherwise consistent with the Parent Borrower's classification thereof in its prior financial statements, would be classified as "restricted cash" on the Parent Borrower's consolidated balance sheet at such time);

            (e)  Section 6.03 of the Credit Agreement;

            (f)    paragraphs (c), (f), (n) and (o) of Section 6.04 of the Credit Agreement;

            (g)  paragraphs (g) and (h) of Section 6.04 of the Credit Agreement to the extent (i) the aggregate amount of loans, advances and investments outstanding under such paragraphs would exceed $5,000,000 or (ii) such loans, advances and investments are made other than in the ordinary course of business and consistent with past practices;

            (h)  paragraph (d) and (e) of Section 6.05 of the Credit Agreement; and

            (i)    paragraph (a)(ii) of Section 6.06 of the Credit Agreement.

          SECTION 4.    Financial Information.    Prior to the date first above written and on a weekly basis thereafter during the Waiver Period, the Parent Borrower shall provide to the Administrative Agent and the Agent's Advisor (as hereinafter defined) (for distribution to the Lenders) on Friday of each week (i) an analysis of actual cash flows (including receipts and disbursements) for the immediately preceding week, including the amount of Available Unrestricted Cash, and a reconciliation of projected cash flows for such week to actual cash flows for such week (the "Consolidated Magellan Cash Flow Statement") and (ii) a report containing any other information relating to the Parent Borrower's financial condition and operations as the Administrative Agent may reasonably request, in each case in form and substance reasonably satisfactory to the Administrative Agent and certified by a Financial Officer. In addition, on each of November 1, 2002 and December 2, 2002, the Parent Borrower shall provide to the Administrative Agent and the Agent's Advisor (for distribution to the Lenders) a cash forecast of the Parent Borrower and the Subsidiaries for the 90-day period commencing on the date of each such report setting forth such cash flows on a weekly basis, including the projected amount of Available Unrestricted Cash. As used herein, "Available Unrestricted Cash" means cash and cash equivalents (i) held by the Parent Borrower and available for use to pay its working capital and other general corporate obligations free of any required regulatory or contractual restrictions or approvals (excluding contractual restrictions on dividends and distributions in the 2001 Notes Indenture, the Subordinated Notes Indenture, the Credit Agreement, and other debt instruments), and (ii) held by any Subsidiaries and available for dividend or distribution, directly or indirectly, to the Parent Borrower for use as described in the preceding clause (i), free of any required regulatory or contractual restrictions or approvals.

          SECTION 5.    Certain Payments.    During the Waiver Period, the Borrowers will not, and will not cause or permit any of the Subsidiaries to, pay (whether in cash or otherwise, including through the issuance of Letters of Credit), offer to commit to pay or prepay, any contractual payment obligation, deferred earn-out obligation or other performance-based payment obligation incurred in connection with any Permitted Acquisition or any other contract or agreement, other than any such payments made substantially contemporaneously when due in accordance with the terms of the applicable agreement relating to any such obligation.

          SECTION 6.    Financial Advisors.    (a)    The Parent Borrower has engaged Gleacher Partners, LLC (the "Financial Advisor") to assist the Parent Borrower with a strategic review of its business, finances and capital structure, including with respect to alternatives to reduce leverage and increase liquidity. The Parent Borrower has furnished to the Administrative Agent a copy of the retainer letter with respect to the engagement of the Financial Advisor setting forth the terms and conditions of such engagement and the scope of the work to be performed by the Financial Advisor. All fees, expenses and other charges of the Financial Advisor shall be for the account of the Borrowers.

          (b)  The Borrowers acknowledge that Cravath, Swaine & Moore, counsel to the Administrative Agent, will engage a financial advisor (the "Agent's Advisor") to review and assess the financial performance and operations of the Parent Borrower and the Subsidiaries including, but not limited to, a review of the Parent Borrower's and the Subsidiaries' historical financial results, projections and forecasts, current business plan and the business and financial plan to be developed pursuant to paragraph (c) below. Without limiting the generality of Section 9.05 of the Credit Agreement, the Borrowers jointly and severally agree to pay on demand all statements for reasonable fees and expenses of the Agent's Advisor. The Borrowers acknowledge that the engagement of the Agent's Advisor may continue beyond the Waiver Period. The obligations of the Borrowers hereunder constitute Obligations.

          (c)  The Financial Advisor and the Parent Borrower shall develop a detailed business and financial plan for the Parent Borrower's 2003 and 2004 fiscal years (which plan shall include monthly financial projections through and including the Parent Borrower's 2003 fiscal year and quarterly financial projections for the Parent Borrower's 2004 fiscal year), a copy of which shall be furnished to the Administrative Agent and the Agent's Advisor (for distribution to the Lenders) on or prior to November 4, 2002. The Parent Borrower shall make its senior management and the Financial Advisor available for meetings and conference calls with the Lenders and the Agent's Advisor as frequently as reasonably requested by the Administrative Agent. In addition, the Parent Borrower agrees to provide the Agent's Advisor access to its management, employees and the Financial Advisor, at the reasonable request of the Agent's Advisor, to review and discuss the Parent Borrower's business and financial plan referred to above.

          (d)  Within five Business Days after November 4, 2002, the Financial Advisor and the Parent Borrower shall host a meeting for the Lenders and the Agent's Advisor to discuss their key findings as of such date and the factors affecting the Parent Borrower's financial condition and operations. Such presentation shall include a list of proposed actions designed to improve the Parent Borrower's operations and a proposed schedule for implementing such actions. On or prior to November 4, 2002, the Parent Borrower and the Financial Advisor shall prepare and deliver to the Administrative Agent and the Agent's Advisor (for distribution to the Lenders) a written report addressing all the findings and issues to be addressed during the above-referenced meeting.

          (e)  The Parent Borrower, in cooperation with the Financial Advisor, shall develop a proposal for a comprehensive capital restructuring (the "Plan"). The Plan shall have been approved by the Parent Borrower's senior management and reviewed by its board of directors and delivered to the

  Administrative Agent and the Agent's Advisor (for distribution to the Lenders) on or prior to November 30, 2002.

          SECTION 7.    Due Diligence Review.    The Parent Borrower shall cooperate with, and provide assistance to, the Administrative Agent and the Agent's Advisor in their performance of reasonable due diligence activities with respect to the Parent Borrower and the Subsidiaries, including, at the Administrative Agent's option, an examination of accounts receivable, cash, accounting policies and procedures and such other aspects of the operations, business affairs and financial condition of the Parent Borrower or any Subsidiary as the Administrative Agent may reasonably request. No later than five Business Days after written demand therefor, the Parent Borrower shall pay all reasonable costs and out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including all reasonable fees, charges and disbursements of counsel to the Administrative Agent) in connection with any such due diligence activities.

          SECTION 8.    Events of Default.    Any failure by any Borrower to comply with any term, condition or agreement set forth in Sections 3, 4, 5, 6 or 7 of this Agreement shall constitute an immediate Event of Default for all purposes under the Loan Documents, subject to a five Business Day grace period in the case of a failure to comply with Section 4 of this Agreement.

          SECTION 9.    Representations and Warranties.    Each Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

            (a)  This Agreement has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party hereto, enforceable against such Loan Party in accordance with its terms.

            (b)  After giving effect to this Agreement, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

            (c)  Immediately after giving effect to this Agreement, no Default has occurred and is continuing.

            (d)  All Indebtedness and Liens incurred, and investments made, by the Parent Borrower or any of the Subsidiaries (other than the Subsidiary Non-Guarantors, except with respect to Section 6.01) pursuant to Section 6.01(c), (d), (e), (f), (i), (j) and (k), Section 6.02(k) and (r), and Section 6.04(c), (f), (g), (h), (n) and (o) of the Credit Agreement that remain outstanding on the date hereof are identified on Schedules I, II, III, respectively, to this Agreement, and all transactions effected by the Parent Borrower or any of the Subsidiaries pursuant to Section 6.03 of the Credit Agreement, Section 6.05(d) and (e) of the Credit Agreement or Section 6.06(a)(ii) of the Credit Agreement through and including the date hereof are identified on Schedules IV, V and VI, respectively, to this Agreement.

          SECTION 10.    Fees.    In consideration of the agreements of the Lenders contained herein, the Parent Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Agreement by 5:00 p.m., New York City time, on October 25, 2002, a fee in an amount equal to 0.50% of the sum of such Lender's Revolving Credit Commitment and outstanding Term Loans, provided that such fees shall not be payable unless and until this Agreement becomes effective as provided in Section 11 below and upon such effectiveness such fees shall be payable immediately.

          SECTION 11.    Conditions to Effectiveness.    This Agreement shall become effective as of September 30, 2002, when (a) the Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of the Borrowers and the Required

  Lenders, (b) the representations and warranties set forth in Section 9 hereof are true and correct and (c) all fees and expenses submitted to the Borrowers and required to be paid or reimbursed by the Borrowers (i) under or in connection with this Agreement and the Credit Agreement (including the fees specified in Section 10, all reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel to the Administrative Agent, and all other reasonable fees and expenses of the Administrative Agent due and owing as of the date first above written), and (ii) under or in connection with the previous financing activities for the Parent Borrower by JPMorgan Chase Bank (including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel to JPMorgan Chase Bank, and all other reasonable fees and expenses of JPMorgan Chase Bank and its Affiliates due and owing as of the date first above written) as agreed by the Parent Borrower in its letter to the Administrative Agent dated as of October 11, 2002, shall have been paid or reimbursed in full.

          SECTION 12.    Release.    Each of the Borrowers (a) acknowledges and agrees that it does not have any claim, cause of action or similar right of any kind or nature (collectively, "Claims") against any Lender, the Administrative Agent, the Collateral Agent, any Issuing Bank or any of their respective Affiliates (collectively, the "Released Parties") arising out of, relating to or otherwise connected with any of the Loan Documents, the transactions thereunder or the actions or inactions of any of the Released Parties thereunder or in connection therewith and (b) hereby waives, releases and discharges each Released Party from any and all such Claims, whether known or unknown. The foregoing acknowledgment and release is given as consideration for the agreements and waivers provided for in this Agreement.

          SECTION 13.    Credit Agreement.    Except as specifically modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Agreement shall be a Loan Document for all purposes.

          SECTION 14.    Applicable Law.    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 15.    Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

MAGELLAN HEALTH SERVICES, INC.,
by
/s/ MARK S. DEMILIO
Name:	Mark S. Demilio
Title:	Executive Vice President Chief Financial Officer
CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC.,
by
/s/ CHARLOTTE A. SANFORD
Name:	Charlotte A. Sanford
Title:	Treasurer
MERIT BEHAVIORAL CARE CORPORATION,
by
/s/ CHARLOTTE A. SANFORD
Name:	Charlotte A. Sanford
Title:	VP & Treasurer
JPMORGAN CHASE BANK, individually and as Administrative Agent, Collateral Agent and an Issuing Bank,
by
/s/ DAWN LEE LUM
Name:	Dawn Lee Lum
Title:	Vice President
WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Syndication Agent and an Issuing Bank, by
/s/ STEPHEN P. KRAMER
Name:	Stephen P. Kramer
Title:	Assistant Vice President

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	AmSouth Bank
	by	/s/ TIM MCCARTHY
		Name:	Tim McCarthy
		Title:	Vice President

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	ARES Leveraged Investment Fund II, L.P.
	By:	ARES Management II, L.P.
	Its:	General Partner
	by	/s/ JEFF MOORE
		Name:	JEFF MOORE
		Title:	VICE PRESIDENT
Ares IV CLO Ltd.
	By:	Ares CLO Management IV, L.P., Investment Manager
	By:	Ares CLO GP IV, LLC, Its Managing Member
	By:	/s/ JEFF MOORE
	Name:	JEFF MOORE
	Title:	VICE PRESIDENT

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	THE BANK OF NOVA SCOTIA
	by	/s/ CAROLYN A. CALLOWAY
		Name:	Carolyn A. Calloway
		Title:	Managing Director

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	BANK POLSKA KASA OPIEKI S.A.
	by	/s/ BARRY W. HENRY
		Name:	BARRY W. HENRY
		Title:	Vice President Senior Lending Officer

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	BLACK DIAMOND 1999-1 LTD.
	by	/s/ ALAN CORKISH
		Name:	Alan Corkish
		Title:	Director

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	BLACK DIAMOND CLO 2000-1 LTD.
	by	/s/ ALAN CORKISH
		Name:	Alan Corkish
		Title:	Director

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	BLACK DIAMOND INTERNATIONAL FUNDING, LTD.
	by	/s/ ALAN CORKISH
		Name:	Alan Corkish
		Title:	Director

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	COSTANTINUS EATON VANCE CDO V, LTD
	BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
	by	/s/ SCOTT H. PAGE
		Name:	SCOTT H. PAGE
		Title:	VICE PRESIDENT

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	Credit Lyonnais New York Branch
	by	/s/ CHARLES HEIDSIECK
		Name:	CHARLES HEIDSIECK
Title:

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	EATON VANCE CDO III, LTD.
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
	by	/s/ SCOTT H. PAGE
		Name:	SCOTT H. PAGE
		Title:	VICE PRESIDENT

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
	BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
	by	/s/ SCOTT H. PAGE
		Name:	SCOTT H. PAGE
		Title:	VICE PRESIDENT

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	EATON VANCE SENIOR INCOME TRUST
	BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
	by	/s/ SCOTT H. PAGE
		Name:	SCOTT H. PAGE
		Title:	VICE PRESIDENT

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	FLEET NATIONAL BANK
	by	/s/ J.D. SMITH
		Name:	J.D. Smith
		Title:	Vice President

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	GENERAL ELECTRIC CAPITAL CORPORATION
	by	/s/ GREGORY HONG
		Name:	GREGORY HONG
		Title:	DULY AUTHORIZED SIGNATORY

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	GRAYSON & CO
	BY:	BOSTON MANAGEMENT AND RESEARCH AS INVESTMENT ADVISOR
	by	/s/ SCOTT H. PAGE
		Name:	SCOTT H. PAGE
		Title:	VICE PRESIDENT

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	Harbour View CLO IV, Ltd.
	by	/s/ BILL CAMPBELL
		Name:	Bill Campbell
		Title:	Manager

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
Highland Legacy Limited
By:	Highland Capital Management, L.P. As Collateral Manager
by	/s/ MARK OKADA
	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	KZH Highland 2 LLC
	by	/s/ SUSAN LEE
		Name:	SUSAN LEE
		Title:	Authorized Agent

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	KZH Pamco LLC
	by	/s/ SUSAN LEE
		Name:	SUSAN LEE
		Title:	Authorized Agent

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	KZH Pondview LLC
	by	/s/ SUSAN LEE
		Name:	SUSAN LEE
		Title:	Authorized Agent

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	KZH Soleil LLC
	by	/s/ SUSAN LEE
		Name:	SUSAN LEE
		Title:	Authorized Agent

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	LONG LANE MASTER TRUST IV
	By:	Fleet National Bank as Trust Administrator
	by	/s/ RENEE NADLER
		Name:	Renee Nadler
		Title:	Managing Director

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
ML CBO IV (Cayman) Ltd.
By:	Highland Capital Management, L.P. As Collateral Manager
by	/s/ MARK OKADA
	Name:	Mark Okada
	Title:	Chief Investment Officer Highland Capital Management, L.P.

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	MORGAN STANLEY PRIME INCOME TRUST
	by	/s/ SHEILA A. FINNERTY
		Name:	Sheila A. Finnerty
		Title:	Executive Director

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	Oppenheimer Senior Floating Rate Fund
	by	/s/ BILL CAMPBELL
		Name:	Bill Campbell
		Title:	Manager

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	OXFORD STRATEGIC INCOME FUND
	BY:	EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
	by	/s/ SCOTT H. PAGE
		Name:	SCOTT H. PAGE
		Title:	VICE PRESIDENT

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	Pam Capital Funding L.P.
	By:	Highland Capital Management, L.P. As Collateral Manager
	by	/s/ MARK OKADA
		Name:	Mark Okada
		Title:	Chief Investment Officer Highland Capital Management, L.P.

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	Pamco Cayman Ltd.
	By:	Highland Capital Management, L.P. As Collateral Manager
	by	/s/ MARK OKADA
		Name:	Mark Okada
		Title:	Chief Investment Officer Highland Capital Management, L.P.

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	SENIOR DEBT PORTFOLIO
	By:	Boston Management and Reasearch as Investment Advisor
	by	/s/ SCOTT H. PAGE
		Name:	SCOTT H. PAGE
		Title:	VICE PRESIDENT

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	SRV-HIGHLAND, INC.
	by	/s/ ANN E. MORRIS
		Name:	ANN E. MORRIS
		Title:	ASST VICE PRESIDENT

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	VAN KAMPEN PRIME RATE INCOME TRUST
	By:	Van Kampen Investment Advisory Corp.
	by	/s/ BRAD LANGS
		Name:	BRAD LANGS
		Title:	VICE PRESIDENT

SIGNATURE PAGE TO AGREEMENT DATED AS OF OCTOBER 25, 2002, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 12, 1998 (AS PREVIOUSLY AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME), AMONG MAGELLAN HEALTH SERVICES, INC., CHARTER BEHAVIORAL HEALTH SYSTEM OF NEW MEXICO, INC., MERIT BEHAVIORAL CARE CORPORATION, THE SUBSIDIARY BORROWERS, THE LENDERS, JPMORGAN CHASE BANK, AS ADMINISTRATIVE AGENT, AS COLLATERAL AGENT AND AS AN ISSUING BANK, WACHOVIA BANK, NATIONAL ASSOCIATION, FORMERLY FIRST UNION NATIONAL BANK, AS SYNDICATION AGENT AND AS AN ISSUING BANK, AND CREDIT LYONNAIS NEW YORK BRANCH, AS DOCUMENTATION AGENT.
NAME OF INSTITUTION:	VAN KAMPEN SENIOR INCOME TRUST
	By:	Van Kampen Investment Advisory Corp.
	by	/s/ BRAD LANGS
		Name:	BRAD LANGS
		Title:	VICE PRESIDENT

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  Exhibit 99